SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K



                        Current Report Pursuant
                     to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported):  October 28, 2003



                   AMLI RESIDENTIAL PROPERTIES TRUST
        ------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)



                               Maryland
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)



             1-12784                          36-3925916
     ------------------------    ------------------------------------
     (Commission File Number)    (I.R.S. Employer Identification No.)



125 South Wacker Drive, Suite 3100,
         Chicago, Illinois                       60606
----------------------------------------      ----------
(Address of Principal Executive Offices)      (Zip Code)



                            (312) 443-1477
         ----------------------------------------------------
         (Registrant's Telephone Number, Including Area Code)



                            Not Applicable
     -------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           99.1 News Release, dated October 28, 2003 incorporated herein by reference.

           99.2  Third Quarter 2003 Supplemental Operating and Financial
                 Data.



ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           (PROVIDED UNDER "ITEM 9.  REGULATION FD DISCLOSURE")

     The information required by Item 12 is being provided under Item 9 pursuant to SEC interim filing guidance provided in SEC press release No. 2003-41.

     The information contained in this Form 8-K is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On October 28, 2003, AMLI Residential Properties Trust ("AMLI") issued a News Release announcing its earnings for the third quarter of 2003. A copy of the News Release is attached as Exhibit 99.1 to this Report.

                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AMLI RESIDENTIAL PROPERTIES TRUST




Dated:  October 28, 2003    By:   /s/ ROBERT J. CHAPMAN
                                  -----------------------------
                                  Robert J. Chapman
                                  Chief Financial Officer

                             EXHIBIT INDEX


EXHIBIT
  NO.      DESCRIPTION
------     -----------

99.1 News Release, dated October 28, 2003 incorporated herein by reference.

99.2       Third Quarter 2003 Supplemental Operating and
           Financial Data.